Other non-current liabilities (Tables)	12 Months Ended
Dec. 31, 2017
Other Liabilities Disclosure [Abstract]
Other non-current liabilities
Other non-current liabilities are comprised of the following:

(In US$ millions)	December 31, 2017	December 31, 2016
Accrued pension liabilities	6	3
Deferred mobilization revenues	18	55
Intangible liabilities - unfavorable contracts (1)	—	23
Other non-current liabilities	43	38
Total other non-current liabilities (2)	67	119

(1)	Intangible liabilities represent the estimated fair values of acquired unfavorable drilling contracts. Refer to Note 20 - "Goodwill and other intangible assets and liabilities" for more information.

(2)
Balances held as at December 31, 2017 exclude liabilities that are subject to compromise, which have been reclassified to a separate line within the Consolidated Balance Sheet. This represents our estimate of known or potential pre-petition claims to be resolved in connection with the Chapter 11 proceedings. Refer to Note 1 "General Information".